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                  SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549


                               FORM 8-K

                            CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934



 Date of Report (Date of earliest event reported):  June 23, 1995
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                     DYNAMIC MATERIALS CORPORATION
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        (Exact name of registrant as specified in its charter)



           Colorado             0-8328            84-0608431
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 (State or other jurisdiction (Commission        (IRS Employee
       of incorporation)     File Number)     Identification No.)



  551 Aspen Ridge Drive, Lafayette, CO               80026
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(Address of principal executive offices)          (Zip Code)



Registrant's telephone number, including area code: (303) 665-5700
                                                     --------------


  (Former name or former address, if changed since last report):

                      Explosive Fabricators, Inc.
                          1301 Courtesy Road
                         Louisville, CO  80027
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Item 5.  Other Events
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               Dynamic Materials Corporation (the "Company") entered
into indemnity agreements, dated as of June 23, 1995, with each of the directors and certain officers of the Company, to indemnify such individuals against liabilities that could arise from third-party actions and derivative actions. A form of indemnity agreement is filed with this report.

Item 7.  Financial Statements and Exhibits
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10.1      Form of Indemnity Agreement, dated as of June 23, 1995.

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               Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              DYNAMIC MATERIALS CORPORATION



                              By:  /s/ Craig N. Evans
                                 --------------------------------
                                 Craig N. Evans
                                 Vice President Finance

                              Date:  July 10, 1995
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                             EXHIBIT INDEX

 No.      Exhibit
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10.1      Form of Indemnity Agreement, dated as of June 23, 1995.